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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 29, 2002




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)



           TEXAS                         0-8493                  74-1051605
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


           2707 NORTH LOOP WEST
              HOUSTON, TEXAS                                      77008
(Address of principal executive offices)                        (Zip code)


      Registrant's telephone number, including area code: (713) 868-7700


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Item 5.     OTHER EVENTS.

On August 29, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Fiscal Second Quarter Results and Sale of Discontinued Business.

Item 7.     EXHIBITS.

EXHIBIT 99.1     COMPANY PRESS RELEASE DATED AUGUST 29, 2002, TITLED STEWART
                 & STEVENSON SERVICES REPORTS FISCAL SECOND QUARTER RESULTS AND SALE OF DISCONTINUED BUSINESS.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              STEWART & STEVENSON SERVICES, INC.




Date:  August 29, 2002        By:  /s/ John B. Simmons
                                       Name:  John B. Simmons
                                       Title: Vice President and Chief Financial
                                              Officer

EXHIBIT INDEX

99.1 Company Press Release dated August 29, 2002, titled Stewart & Stevenson Services Reports Fiscal Second Quarter Results and Sale of Discontinued Business.